The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2025

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q25 vs.				YTD25 vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Selected income statement data
Fee and other revenue	$3,845	$3,825	$3,633	$3,653	$3,600	1%	7%	$11,303	$10,654	6%
Net interest income	1,236	1,203	1,159	1,194	1,048	3	18	3,598	3,118	15
Total revenue	5,081	5,028	4,792	4,847	4,648	1	9	14,901	13,772	8
Provision for credit losses	(7)	(17)	18	20	23	N/M	N/M	(6)	50	N/M
Noninterest expense	3,236	3,206	3,252	3,355	3,100	1	4	9,694	9,346	4
Income before income taxes	1,852	1,839	1,522	1,472	1,525	1	21	5,213	4,376	19
Provision for income taxes	395	404	300	315	336	(2)	18	1,099	990	11
Net income	$1,457	$1,435	$1,222	$1,157	$1,189	2%	23%	$4,114	$3,386	22%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,339	$1,391	$1,149	$1,130	$1,110	(4)%	21%	$3,879	$3,206	21%
Diluted earnings per common share	$1.88	$1.93	$1.58	$1.54	$1.50	(3)%	25%	$5.39	$4.26	27%
Average common shares and equivalents outstanding – diluted (in thousands)	712,854	720,007	727,398	733,720	742,080	(1)%	(4)%	720,344	752,555	(4)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	36%	37%	32%	30%	33%			35%	32%
Return on common equity	13.7%	14.7%	12.6%	12.2%	12.0%			13.7%	11.8%
Return on tangible common equity – Non-GAAP (a)	25.6%	27.8%	24.2%	23.3%	22.8%			25.9%	22.7%
Non-U.S. revenue as a percentage of total revenue	35%	36%	33%	35%	35%			35%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$57.8	$55.8	$53.1	$52.1	$52.1	4%	11%
Assets under management (“AUM”) (in trillions)	$2.1	$2.1	$2.0	$2.0	$2.1	2%	—%
Full-time employees	49,200	49,900	51,000	51,800	52,600	(1)%	(6)%
Book value per common share	$55.99	$54.76	$52.82	$51.52	$51.78
Tangible book value per common share – Non-GAAP (a)	$30.60	$29.57	$28.20	$27.05	$28.01
Cash dividends per common share	$0.53	$0.47	$0.47	$0.47	$0.47
Common dividend payout ratio	28%	25%	30%	31%	32%
Closing stock price per common share	$108.96	$91.11	$83.87	$76.83	$71.86
Market capitalization	$75,983	$64,254	$60,003	$55,139	$52,248
Common shares outstanding (in thousands)	697,349	705,241	715,434	717,680	727,078

Capital ratios at period end (c)
Common Equity Tier 1 (“CET1”) ratio	11.7%	11.5%	11.5%	11.2%	11.9%
Tier 1 capital ratio	14.4%	14.5%	14.6%	13.7%	14.5%
Total capital ratio	15.3%	15.5%	15.7%	14.8%	15.6%
Tier 1 leverage ratio	6.1%	6.1%	6.2%	5.7%	6.0%
Supplementary leverage ratio (“SLR”)	6.7%	6.9%	6.9%	6.5%	7.0%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.1 trillion at Sept, 30, 2025, $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024 and $1.9 trillion at Sept. 30, 2024.

(c) Regulatory capital ratios for Sept. 30, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2025, June 30, 2025, March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, and for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						3Q25 vs.				YTD25 vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Revenue
Investment services fees	$2,585	$2,583	$2,411	$2,438	$2,344	—%	10%	$7,579	$6,981	9%
Investment management and performance fees	782	758	739	808	794	3	(2)	2,279	2,331	(2)
Foreign exchange revenue	166	213	156	177	175	(22)	(5)	535	511	5
Financing-related fees	67	51	60	53	53	31	26	178	163	9
Distribution and servicing fees	37	36	37	37	38	3	(3)	110	121	(9)
Total fee revenue	3,637	3,641	3,403	3,513	3,404	—	7	10,681	10,107	6
Investment and other revenue	208	184	230	140	196	N/M	N/M	622	547	N/M
Total fee and other revenue	3,845	3,825	3,633	3,653	3,600	1	7	11,303	10,654	6
Net interest income	1,236	1,203	1,159	1,194	1,048	3	18	3,598	3,118	15
Total revenue	5,081	5,028	4,792	4,847	4,648	1	9	14,901	13,772	8
Provision for credit losses	(7)	(17)	18	20	23	N/M	N/M	(6)	50	N/M
Noninterest expense
Staff	1,745	1,768	1,834	1,817	1,736	(1)	1	5,347	5,313	1
Software and equipment	542	527	513	520	491	3	10	1,582	1,442	10
Professional, legal and other purchased services	404	388	366	410	370	4	9	1,158	1,093	6
Sub-custodian and clearing	141	150	131	128	117	(6)	21	422	370	14
Net occupancy	140	132	136	149	130	6	8	408	388	5
Distribution and servicing	68	63	65	87	90	8	(24)	196	274	(28)
Business development	45	53	48	54	48	(15)	(6)	146	134	9
Bank assessment charges	6	22	38	16	10	N/M	N/M	66	20	N/M
Amortization of intangible assets	12	11	11	13	12	9	—	34	37	(8)
Other	133	92	110	161	96	45	39	335	275	22
Total noninterest expense	3,236	3,206	3,252	3,355	3,100	1	4	9,694	9,346	4
Income before income taxes	1,852	1,839	1,522	1,472	1,525	1	21	5,213	4,376	19
Provision for income taxes	395	404	300	315	336	(2)	18	1,099	990	11
Net income	1,457	1,435	1,222	1,157	1,189	2	23	4,114	3,386	22
Net (income) attributable to noncontrolling interests	(12)	(12)	(2)	(2)	(7)	N/M	N/M	(26)	(11)	N/M
Preferred stock dividends	(106)	(32)	(71)	(25)	(72)	N/M	N/M	(209)	(169)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,339	$1,391	$1,149	$1,130	$1,110	(4)%	21%	$3,879	$3,206	21%

Average common shares and equivalents outstanding: Basic	705,873	714,799	720,951	726,568	736,547	(1)%	(4)%	714,135	747,766	(4)%
Diluted	712,854	720,007	727,398	733,720	742,080	(1)%	(4)%	720,344	752,555	(4)%

Earnings per common share: Basic	$1.90	$1.95	$1.59	$1.56	$1.51	(3)%	26%	$5.43	$4.29	27%
Diluted	$1.88	$1.93	$1.58	$1.54	$1.50	(3)%	25%	$5.39	$4.26	27%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2025			2024
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$5,055	$5,699	$5,354	$4,178	$6,234
Interest-bearing deposits with the Federal Reserve and other central banks	106,368	135,602	102,303	89,546	102,231
Interest-bearing deposits with banks	11,027	12,069	11,945	9,612	9,354
Federal funds sold and securities purchased under resale agreements	41,863	45,547	41,316	41,146	36,164
Securities	149,528	147,068	145,385	136,627	141,876
Trading assets	13,625	12,610	11,978	13,981	12,459
Loans	75,195	73,096	71,404	71,570	69,451
Allowance for loan losses	(272)	(275)	(295)	(294)	(296)
Net loans	74,923	72,821	71,109	71,276	69,155
Premises and equipment	3,549	3,289	3,257	3,266	3,380
Accrued interest receivable	1,426	1,348	1,302	1,293	1,319
Goodwill	16,773	16,823	16,661	16,598	16,338
Intangible assets	2,834	2,849	2,846	2,851	2,824
Other assets	28,341	30,056	27,235	25,690	26,127
Total assets	$455,312	$485,781	$440,691	$416,064	$427,461
Liabilities
Deposits	$314,697	$346,393	$308,644	$289,524	$296,438
Federal funds purchased and securities sold under repurchase agreements	16,585	15,492	15,663	14,064	14,574
Trading liabilities	3,499	6,134	4,580	4,865	4,553
Payables to customers and broker-dealers	23,638	21,273	22,244	20,073	19,741
Commercial paper	2,364	2,361	1,662	301	301
Other borrowed funds	283	293	212	225	401
Accrued taxes and other expenses	4,920	4,634	4,438	5,270	5,138
Other liabilities	12,678	11,233	8,756	9,124	10,726
Long-term debt	32,287	33,429	30,869	30,854	33,199
Total liabilities	410,951	441,242	397,068	374,300	385,071
Temporary equity
Redeemable noncontrolling interests	111	111	94	87	107
Permanent equity
Preferred stock	4,836	5,331	5,331	4,343	4,343
Common stock	14	14	14	14	14
Additional paid-in capital	29,795	29,659	29,535	29,321	29,230
Retained earnings	45,346	44,388	43,343	42,537	41,756
Accumulated other comprehensive loss, net of tax	(3,362)	(3,549)	(4,115)	(4,656)	(3,867)
Less: Treasury stock, at cost	(32,750)	(31,893)	(30,989)	(30,241)	(29,484)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,879	43,950	43,119	41,318	41,992
Nonredeemable noncontrolling interests of consolidated investment management funds	371	478	410	359	291
Total permanent equity	44,250	44,428	43,529	41,677	42,283
Total liabilities, temporary equity and permanent equity	$455,312	$485,781	$440,691	$416,064	$427,461

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q25 vs.				YTD25 vs.
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Investment services fees	$2,585	$2,583	$2,411	$2,438	$2,344	—%	10%	$7,579	$6,981	9%
Investment management and performance fees:
Investment management fees (a)	776	748	734	788	781	4	(1)	2,258	2,300	(2)
Performance fees	6	10	5	20	13	N/M	N/M	21	31	N/M
Total investment management and performance fees (b)	782	758	739	808	794	3	(2)	2,279	2,331	(2)
Foreign exchange revenue	166	213	156	177	175	(22)	(5)	535	511	5
Financing-related fees	67	51	60	53	53	31	26	178	163	9
Distribution and servicing fees	37	36	37	37	38	3	(3)	110	121	(9)
Total fee revenue	3,637	3,641	3,403	3,513	3,404	—	7	10,681	10,107	6
Investment and other revenue:
Income (loss) from consolidated investment management funds	23	35	6	(5)	28	N/M	N/M	64	51	N/M
Seed capital gains (losses) (c)	8	8	(6)	3	3	N/M	N/M	10	17	N/M
Other trading revenue	73	59	71	89	79	N/M	N/M	203	225	N/M
Renewable energy investment gains	19	15	15	5	6	N/M	N/M	49	20	N/M
Corporate/bank-owned life insurance	41	35	38	47	36	N/M	N/M	114	90	N/M
Other investments gains (d)	7	26	24	8	12	N/M	N/M	57	59	N/M
Disposal gains	12	—	40	—	—	N/M	N/M	52	—	N/M
Expense reimbursements from joint venture	36	34	31	29	32	N/M	N/M	101	89	N/M
Other income	19	7	11	14	17	N/M	N/M	37	31	N/M
Net securities (losses)	(30)	(35)	—	(50)	(17)	N/M	N/M	(65)	(35)	N/M
Total investment and other revenue	208	184	230	140	196	N/M	N/M	622	547	N/M
Total fee and other revenue	$3,845	$3,825	$3,633	$3,653	$3,600	1%	7%	$11,303	$10,654	6%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees decreased 2% (Non-GAAP) compared with 3Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q25			2Q25			1Q25			4Q24			3Q24
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$94,533	3.69%		$99,426	3.73%		$86,038	3.84%		$94,337	4.18%		$100,611	4.62%
Interest-bearing deposits with banks	10,980	2.97		11,199	3.10		10,083	3.39		10,479	3.54		10,559	4.15
Federal funds sold and securities purchased under resale agreements	40,885	30.66	(a)	39,522	32.23	(a)	41,166	28.79	(a)	37,939	31.22	(a)	31,183	36.65	(a)
Loans	72,692	5.80		71,265	5.81		69,670	5.80		69,211	6.17		69,205	6.57
Securities:
U.S. government obligations	31,754	3.59		29,279	3.63		26,614	3.49		27,223	3.47		28,490	3.71
U.S. government agency obligations	61,174	3.40		62,874	3.36		63,514	3.27		63,166	3.31		62,572	3.26
Other securities	54,986	3.61		54,610	3.58		51,403	3.62		49,675	3.76		48,647	4.00
Total investment securities	147,914	3.52		146,763	3.49		141,531	3.44		140,064	3.50		139,709	3.61
Trading securities (b)	7,489	5.02		7,367	4.84		6,199	5.29		5,738	6.13		5,667	5.33
Total securities (b)	155,403	3.59		154,130	3.56		147,730	3.52		145,802	3.61		145,376	3.68
Total interest-earning assets (b)	$374,493	6.98%		$375,542	7.03%		$354,687	6.97%		$357,768	7.18%		$356,934	7.40%
Noninterest-earning assets	62,998			63,066			61,157			62,576			59,463
Total assets	$437,491			$438,608			$415,844			$420,344			$416,397

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$248,016	2.90%		$250,688	2.95%		$234,394	2.98%		$235,281	3.27%		$236,724	3.82%
Federal funds purchased and securities sold under repurchase agreements	16,242	69.11	(a)	17,485	65.95	(a)	17,566	60.25	(a)	17,599	60.52	(a)	16,584	62.85	(a)
Trading liabilities	3,333	4.40		2,821	4.94		2,063	4.56		1,887	4.61		1,844	4.83
Other borrowed funds	243	4.63		432	5.06		288	5.93		484	2.32		418	3.15
Commercial paper	3,268	4.63		2,511	4.56		1,279	4.51		2,336	4.83		1,474	5.50
Payables to customers and broker-dealers	16,434	4.34		15,494	4.19		15,142	4.21		13,672	4.77		12,737	5.29
Long-term debt	32,503	5.53		31,805	5.64		31,216	5.57		31,506	5.58		33,154	5.93
Total interest-bearing liabilities	$320,039	6.64%		$321,236	6.74%		$301,948	6.66%		$302,765	6.92%		$302,935	7.36%
Total noninterest-bearing deposits	51,310			49,610			48,141			51,207			47,962
Other noninterest-bearing liabilities	21,674			24,073			23,808			24,790			24,122
Total The Bank of New York Mellon Corporation shareholders’ equity	43,974			43,223			41,542			41,266			41,115
Noncontrolling interests	494			466			405			316			263
Total liabilities and equity	$437,491			$438,608			$415,844			$420,344			$416,397
Net interest margin		1.31%			1.27%			1.30%			1.32%			1.16%
Net interest margin (FTE) – Non-GAAP (c)		1.31%			1.27%			1.30%			1.32%			1.16%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $241 billion for 3Q25, $247 billion for 2Q25, $224 billion for 1Q25, $208 billion for 4Q24 and $179 billion for 3Q24. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.45% for 3Q25, 4.45% for 2Q25, 4.46% for 1Q25, 4.82% for 4Q24 and 5.43% for 3Q24. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.36% for 3Q25, 4.36% for 2Q25, 4.37% for 1Q25, 4.73% for 4Q24 and 5.32% for 3Q24. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2025			2024
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios: (a)
Standardized Approach:
CET1 capital	$20,645	$20,149	$19,505	$18,759	$19,687
Tier 1 capital	25,471	25,472	24,783	23,039	23,972
Total capital	27,079	27,243	26,581	24,818	25,865
Risk-weighted assets	176,645	175,668	169,262	167,786	165,652

CET1 ratio	11.7%	11.5%	11.5%	11.2%	11.9%
Tier 1 capital ratio	14.4	14.5	14.6	13.7	14.5
Total capital ratio	15.3	15.5	15.7	14.8	15.6

Advanced Approaches:
CET1 capital	$20,645	$20,149	$19,505	$18,759	$19,687
Tier 1 capital	25,471	25,472	24,783	23,039	23,972
Total capital	26,733	26,897	26,246	24,535	25,534
Risk-weighted assets	169,017	168,748	162,234	160,472	163,858

CET1 ratio	12.2%	11.9%	12.0%	11.7%	12.0%
Tier 1 capital ratio	15.1	15.1	15.3	14.4	14.6
Total capital ratio	15.8	15.9	16.2	15.3	15.6

Tier 1 leverage ratio: (a)
Average assets for Tier 1 leverage ratio	$419,077	$420,131	$397,513	$402,069	$398,381
Tier 1 leverage ratio	6.1%	6.1%	6.2%	5.7%	6.0%

SLR: (a)
Leverage exposure	$377,574	$369,838	$359,666	$353,523	$342,942
SLR	6.7%	6.9%	6.9%	6.5%	7.0%

Average liquidity coverage ratio (a)	112%	112%	116%	115%	116%
Average net stable funding ratio (a)	130%	131%	132%	132%	132%
(a) Regulatory capital and liquidity ratios for Sept. 30, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2025, June 30, 2025, March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, and for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q25 vs.				YTD25 vs.
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Revenue:
Investment services fees:
Asset Servicing	$1,141	$1,094	$1,062	$1,042	$1,021	4%	12%	$3,297	$3,052	8%
Issuer Services	313	376	267	295	285	(17)	10	956	868	10
Total investment services fees	1,454	1,470	1,329	1,337	1,306	(1)	11	4,253	3,920	8
Foreign exchange revenue	143	175	136	147	137	(18)	4	454	405	12
Other fees (a)	73	60	65	62	57	22	28	198	172	15
Total fee revenue	1,670	1,705	1,530	1,546	1,500	(2)	11	4,905	4,497	9
Investment and other revenue	119	94	140	97	105	N/M	N/M	353	308	N/M
Total fee and other revenue	1,789	1,799	1,670	1,643	1,605	(1)	11	5,258	4,805	9
Net interest income	670	675	630	681	609	(1)	10	1,975	1,787	11
Total revenue	2,459	2,474	2,300	2,324	2,214	(1)	11	7,233	6,592	10
Provision for credit losses	(3)	(13)	8	15	15	N/M	N/M	(8)	23	N/M
Noninterest expense (ex. amortization of intangible assets)	1,649	1,613	1,578	1,659	1,550	2	6	4,840	4,627	5
Amortization of intangible assets	7	7	6	7	7	—	—	20	21	(5)
Total noninterest expense	1,656	1,620	1,584	1,666	1,557	2	6	4,860	4,648	5
Income before income taxes	$806	$867	$708	$643	$642	(7)%	26%	$2,381	$1,921	24%

Total revenue by line of business:
Asset Servicing	$1,915	$1,870	$1,786	$1,797	$1,720	2%	11%	$5,571	$5,075	10%
Issuer Services	544	604	514	527	494	(10)	10	1,662	1,517	10
Total revenue by line of business	$2,459	$2,474	$2,300	$2,324	$2,214	(1)%	11%	$7,233	$6,592	10%

Financial ratios:
Pre-tax operating margin	33%	35%	31%	28%	29%			33%	29%

Memo: Securities lending revenue (b)	$62	$56	$52	$52	$47	11%	32%	$170	$139	22%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q25 vs.				YTD25 vs.
(dollars in millions, unless otherwise noted)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Selected balance sheet data:
Average loans	$10,706	$11,327	$11,347	$11,553	$11,077	(5)%	(3)%	$11,124	$11,128	—%
Average assets (a)	$202,454	$206,552	$194,901	$200,277	$199,057	(2)%	2%	$201,330	$195,552	3%
Average deposits	$183,081	$185,831	$175,854	$180,843	$180,500	(1)%	1%	$181,615	$177,904	2%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$41.7	$40.1	$38.1	$37.7	$37.5	4%	11%
Market value of securities on loan at period end (in billions) (d)	$554	$516	$504	$488	$484	7%	14%

Issuer Services
Total debt serviced at period end (in trillions)	$14.5	$14.3	$13.9	$14.1	$14.3	1%	1%
Number of sponsored Depositary Receipts programs at period end	477	482	488	499	507	(1)%	(6)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2025 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.1 trillion at Sept. 30, 2025, $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024 and $1.9 trillion at Sept. 30, 2024.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $81 billion at Sept. 30, 2025, $68 billion at June 30, 2025, $62 billion at March 31, 2025, $60 billion at Dec. 31, 2024 and $67 billion at Sept. 30, 2024.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q25 vs.				YTD25 vs.
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Revenue:
Investment services fees:
Pershing	$508	$513	$503	$516	$475	(1)%	7%	$1,524	$1,431	6%
Treasury Services	214	209	209	206	200	2	7	632	586	8
Clearance and Collateral Management	398	385	362	364	354	3	12	1,145	1,021	12
Total investment services fees	1,120	1,107	1,074	1,086	1,029	1	9	3,301	3,038	9
Foreign exchange revenue	31	30	29	27	23	3	35	90	70	29
Other fees (a)	70	63	65	61	58	11	21	198	174	14
Total fee revenue	1,221	1,200	1,168	1,174	1,110	2	10	3,589	3,282	9
Investment and other revenue	22	36	21	19	20	N/M	N/M	79	60	N/M
Total fee and other revenue	1,243	1,236	1,189	1,193	1,130	1	10	3,668	3,342	10
Net interest income	524	506	497	474	415	4	26	1,527	1,255	22
Total revenue	1,767	1,742	1,686	1,667	1,545	1	14	5,195	4,597	13
Provision for credit losses	(3)	(6)	4	9	7	N/M	N/M	(5)	10	N/M
Noninterest expense (ex. amortization of intangible assets)	894	897	865	851	833	—	7	2,656	2,498	6
Amortization of intangible assets	1	—	1	1	1	N/M	N/M	2	3	N/M
Total noninterest expense	895	897	866	852	834	—	7	2,658	2,501	6
Income before income taxes	$875	$851	$816	$806	$704	3%	24%	$2,542	$2,086	22%

Total revenue by line of business:
Pershing	$729	$739	$719	$705	$649	(1)%	12%	$2,187	$1,982	10%
Treasury Services	510	490	477	471	424	4	20	1,477	1,266	17
Clearance and Collateral Management	528	513	490	491	472	3	12	1,531	1,349	13
Total revenue by line of business	$1,767	$1,742	$1,686	$1,667	$1,545	1%	14%	$5,195	$4,597	13%

Financial ratios:
Pre-tax operating margin	50%	49%	48%	48%	46%			49%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q25 vs.				YTD25 vs.
(dollars in millions, unless otherwise noted)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Selected balance sheet data:
Average loans	$46,278	$44,262	$42,986	$42,217	$42,730	5%	8%	$44,520	$41,303	8%
Average assets (a)	$137,103	$135,119	$129,244	$126,919	$122,526	1%	12%	$133,851	$123,619	8%
Average deposits	$97,497	$96,566	$91,905	$90,980	$88,856	1%	10%	$95,343	$89,918	6%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$15.8	$15.4	$14.7	$14.1	$14.3	3%	10%

Pershing
AUC/A at period end (in trillions) (b)	$3.0	$2.8	$2.7	$2.7	$2.7	7%	11%
Net new assets (U.S. platform) (in billions) (d)	$3	$(10)	$11	$41	$(22)	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	269	334	298	254	251	(19)%	7%
Average active clearing accounts (in thousands)	8,387	8,405	8,406	8,260	8,085	—%	4%

Treasury Services
Average daily U.S. dollar payment volumes	246,286	246,250	244,673	250,714	242,243	—%	2%

Clearance and Collateral Management
Average collateral balances (in billions)	$7,275	$7,061	$6,576	$6,463	$6,380	3%	14%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2025 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						3Q25 vs.				YTD25 vs.
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25	YTD24	YTD24
Revenue:
Investment management fees (a)	$776	$748	$735	$789	$782	4%	(1)%	$2,259	$2,304	(2)%
Performance fees	6	10	5	20	13	N/M	N/M	21	31	N/M
Investment management and performance fees (b)	782	758	740	809	795	3	(2)	2,280	2,335	(2)
Distribution and servicing fees	69	69	68	68	68	—	1	206	207	—
Other fees (c)	(78)	(76)	(75)	(64)	(68)	N/M	N/M	(229)	(192)	N/M
Total fee revenue	773	751	733	813	795	3	(3)	2,257	2,350	(4)
Investment and other revenue (d)	10	9	5	13	9	N/M	N/M	24	37	N/M
Total fee and other revenue (d)	783	760	738	826	804	3	(3)	2,281	2,387	(4)
Net interest income	41	41	41	47	45	—	(9)	123	129	(5)
Total revenue	824	801	779	873	849	3	(3)	2,404	2,516	(4)
Provision for credit losses	—	—	2	—	1	N/M	N/M	2	4	N/M
Noninterest expense (ex. amortization of intangible assets) (a)	636	649	710	695	668	(2)	(5)	1,995	2,067	(3)
Amortization of intangible assets	4	4	4	5	4	—	—	12	13	(8)
Total noninterest expense	640	653	714	700	672	(2)	(5)	2,007	2,080	(4)
Income before income taxes	$184	$148	$63	$173	$176	24%	5%	$395	$432	(9)%

Total revenue by line of business:
Investment Management (a)	$546	$531	$505	$585	$569	3%	(4)%	$1,582	$1,694	(7)%
Wealth Management	278	270	274	288	280	3	(1)	822	822	—
Total revenue by line of business	$824	$801	$779	$873	$849	3%	(3)%	$2,404	$2,516	(4)%

Financial ratios:
Pre-tax operating margin	22%	19%	8%	20%	21%			16%	17%
Adjusted pre-tax operating margin – Non-GAAP (e)	24%	20%	9%	22%	23%			18%	19%

Selected balance sheet data:
Average loans	$14,143	$13,991	$13,537	$13,718	$13,648	1%	4%	$13,892	$13,574	2%
Average assets (f)	$27,247	$27,114	$26,402	$26,706	$26,525	—%	3%	$26,924	$26,277	2%
Average deposits	$9,201	$9,216	$9,917	$9,967	$10,032	—%	(8)%	$9,442	$10,798	(13)%
(a) Effective 1Q25, an adjustment for certain rebates, which were previously recorded as distribution and servicing expense, began to be reflected as a reduction of investment management fees. These amounts totaled approximately $20 million for all quarterly periods presented and impacted the year-over-year variances for investment management fees and related revenue subtotals, noninterest expense and Investment Management total revenue in the table above.
(b) On a constant currency basis, investment management and performance fees decreased 2% (Non-GAAP) compared with 3Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Other fees primarily include investment services fees.
(d) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(e) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(f) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							3Q25 vs.						YTD25 vs.
(dollars in billions)	3Q25		2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	YTD25		YTD24		YTD24
AUM by product type: (a)(b)
Equity	$180		$168	$156	$162	$173	7%	4%
Fixed income	257		248	234	221	235	4	9
Index	512		488	470	491	498	5	3
Liability-driven investments	537		588	549	548	637	(9)	(16)
Multi-asset and alternative investments	181		173	167	171	175	5	3
Cash	475		441	432	436	426	8	12
Total AUM	$2,142		$2,106	$2,008	$2,029	$2,144	2%	—%

Changes in AUM: (a)(b)
Beginning balance of AUM	$2,106		$2,008	$2,029	$2,144	$2,045			$2,029		$1,974
Net inflows (outflows):
Long-term strategies:
Equity	(8)		(3)	(3)	(5)	(2)			(14)		(10)
Fixed income	7		5	2	(2)	4			14		20
Liability-driven investments	(23)		—	1	(11)	(4)			(22)		13
Multi-asset and alternative investments	(1)		(4)	(2)	(2)	(6)			(7)		(13)
Total long-term active strategies (outflows) inflows	(25)		(2)	(2)	(20)	(8)			(29)		10
Index	(8)		(22)	(11)	(7)	(16)			(41)		(35)
Total long-term strategies (outflows)	(33)		(24)	(13)	(27)	(24)			(70)		(25)
Short-term strategies:
Cash	34		7	(5)	12	24			36		33
Total net inflows (outflows)	1		(17)	(18)	(15)	—			(34)		8
Net market impact	30		70	(25)	(45)	58			75		114
Net currency impact	(10)		45	22	(55)	41			57		30
Other	15	(c)	—	—	—	—			15	(c)	18	(d)
Ending balance of AUM	$2,142		$2,106	$2,008	$2,029	$2,144	2%	—%	$2,142		$2,144		—%

Wealth Management client assets (a)(e)	$348		$339	$327	$327	$333	3%	5%
(a) Sept. 30, 2025 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects a change in methodology beginning in the third quarter of 2025 to include assets under advisement.
(d) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(e) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	YTD25	YTD24
Revenue:
Fee revenue	$(27)	$(15)	$(28)	$(20)	$(1)	$(70)	$(22)
Investment and other revenue	45	33	62	9	55	140	131
Total fee and other revenue	18	18	34	(11)	54	70	109
Net interest income (expense)	1	(19)	(9)	(8)	(21)	(27)	(53)
Total revenue	19	(1)	25	(19)	33	43	56
Provision for credit losses	(1)	2	4	(4)	—	5	13
Noninterest expense	45	36	88	137	37	169	117
(Loss) before income taxes	$(25)	$(39)	$(67)	$(152)	$(4)	$(131)	$(74)

Selected balance sheet data:
Average loans and leases	$1,565	$1,685	$1,800	$1,723	$1,750	$1,684	$1,777
Average assets	$70,687	$69,823	$65,297	$66,442	$68,289	$68,622	$65,532

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2025	3Q25 change in unrealized gain (loss)	Sept. 30, 2025			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$44,277	$497	$47,630	$44,964		94%	$(2,666)		17%	100%	—%	—%	—%	—%
Non-U.S. government (d)	34,047	(48)	34,405	34,314		100	(91)		22	94	5	—	1	—
U.S. Treasury	29,732	125	33,050	32,839		99	(211)		40	100	—	—	—	—
Agency commercial MBS	9,935	66	9,937	9,666		97	(271)		44	100	—	—	—	—
Foreign covered bonds	8,443	3	8,513	8,499		100	(14)		33	100	—	—	—	—
CLOs	8,061	5	8,093	8,097		100	4		100	100	—	—	—	—
U.S. government agencies	4,906	39	4,289	4,095		95	(194)		27	100	—	—	—	—
Non-agency commercial MBS	2,369	22	2,305	2,210		96	(95)		46	100	—	—	—	—
Non-agency RMBS	1,427	11	1,536	1,407		92	(129)		39	100	—	—	—	—
Other asset-backed securities	426	4	426	402		94	(24)		21	100	—	—	—	—
Other debt securities	10	—	11	10		91	(1)		—	—	—	—	—	100
Total securities	$143,633	$724	$150,195	$146,503	(e)	98%	$(3,692)	(f)	31%	99%	1%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $801 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $99,989 million at Sept. 30, 2025, or 68% of the securities portfolio. The fair value of the held-to-maturity securities totaled $46,514 million at Sept. 30, 2025, or 32% of the securities portfolio.

(f) At Sept. 30, 2025, includes pre-tax net unrealized losses of $667 million related to available-for-sale securities, net of hedges, and $3,025 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $506 million and the after-tax equivalent related to held-to-maturity securities was $2,307 million.
Note: At Sept. 30, 2025, the accretable discount relating to securities was $1,614 million. Including the discontinued hedges, net accretion was $106 million in 3Q25.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2025			2024
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$275	$295	$294	$296	$286
Allowance for lending-related commitments	70	75	72	75	73
Allowance for other financial instruments (a)	34	31	26	30	37
Allowance for credit losses – beginning of period	$379	$401	$392	$401	$396

Net (charge-offs) recoveries:
Charge-offs	(5)	(10)	(10)	(30)	(18)
Recoveries	1	5	1	1	—
Total net (charge-offs)	(4)	(5)	(9)	(29)	(18)
Provision for credit losses (b)	(7)	(17)	18	20	23
Allowance for credit losses – end of period	$368	$379	$401	$392	$401

Allowance for credit losses – end of period:
Allowance for loan losses	$272	$275	$295	$294	$296
Allowance for lending-related commitments	63	70	75	72	75
Allowance for other financial instruments (a)	33	34	31	26	30
Allowance for credit losses – end of period	$368	$379	$401	$392	$401

Allowance for loan losses as a percentage of total loans	0.36%	0.38%	0.41%	0.41%	0.43%

Nonperforming assets	$160	$161	$213	$179	$211
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	YTD25	YTD24
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,339	$1,391	$1,149	$1,130	$1,110	$3,879	$3,206
Add: Amortization of intangible assets	12	11	11	13	12	34	37
Less: Tax impact of amortization of intangible assets	3	2	3	3	3	8	9
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,348	$1,400	$1,157	$1,140	$1,119	$3,905	$3,234

Average common shareholders’ equity	$38,626	$37,892	$36,980	$36,923	$36,772	$37,839	$36,242
Less: Average goodwill	16,787	16,748	16,615	16,515	16,281	16,718	16,250
Average intangible assets	2,842	2,850	2,849	2,846	2,827	2,847	2,836
Add: Deferred tax liability – tax deductible goodwill	1,236	1,236	1,226	1,221	1,220	1,236	1,220
Deferred tax liability – intangible assets	665	668	666	665	656	665	656
Average tangible common shareholders’ equity – Non-GAAP	$20,898	$20,198	$19,408	$19,448	$19,540	$20,175	$19,032

Return on common equity – GAAP	13.7%	14.7%	12.6%	12.2%	12.0%	13.7%	11.8%
Return on tangible common equity – Non-GAAP	25.6%	27.8%	24.2%	23.3%	22.8%	25.9%	22.7%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2025			2024
(dollars in millions, except common shares and unless otherwise noted)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$43,879	$43,950	$43,119	$41,318	$41,992
Less: Preferred stock	4,836	5,331	5,331	4,343	4,343
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	39,043	38,619	37,788	36,975	37,649
Less: Goodwill	16,773	16,823	16,661	16,598	16,338
Intangible assets	2,834	2,849	2,846	2,851	2,824
Add: Deferred tax liability – tax deductible goodwill	1,236	1,236	1,226	1,221	1,220
Deferred tax liability – intangible assets	665	668	666	665	656
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$21,337	$20,851	$20,173	$19,412	$20,363

Period-end common shares outstanding (in thousands)	697,349	705,241	715,434	717,680	727,078

Book value per common share – GAAP	$55.99	$54.76	$52.82	$51.52	$51.78
Tangible book value per common share – Non-GAAP	$30.60	$29.57	$28.20	$27.05	$28.01

Net interest margin reconciliation
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24
Net interest income – GAAP	$1,236	$1,203	$1,159	$1,194	$1,048
Add: Tax equivalent adjustment	—	1	—	1	—
Net interest income (FTE) – Non-GAAP	$1,236	$1,204	$1,159	$1,195	$1,048

Average interest-earning assets	$374,493	$375,542	$354,687	$357,768	$356,934

Net interest margin – GAAP (a)	1.31%	1.27%	1.30%	1.32%	1.16%
Net interest margin (FTE) – Non-GAAP (a)	1.31%	1.27%	1.30%	1.32%	1.16%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	3Q25	2Q25	1Q25	4Q24	3Q24	YTD25	YTD24
Income before income taxes – GAAP	$184	$148	$63	$173	$176	$395	$432

Total revenue – GAAP	$824	$801	$779	$873	$849	$2,404	$2,516
Less: Distribution and servicing expense	68	64	65	88	91	197	275
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$756	$737	$714	$785	$758	$2,207	$2,241

Pre-tax operating margin – GAAP (a)	22%	19%	8%	20%	21%	16%	17%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	24%	20%	9%	22%	23%	18%	19%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q25 vs.
(dollars in millions)	3Q25	3Q24	3Q24
Consolidated:
Investment management and performance fees – GAAP	$782	$794	(2)%
Impact of changes in foreign currency exchange rates	—	7
Adjusted investment management and performance fees – Non-GAAP	$782	$801	(2)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$782	$795	(2)%
Impact of changes in foreign currency exchange rates	—	7
Adjusted investment management and performance fees – Non-GAAP	$782	$802	(2)%